EXHIBIT 24

					 NORTHFIELD LABORATORIES INC.


						  POWER OF ATTORNEY


	KNOW ALL BY THESE PRESENTS, that the
undersigned director and/or executive
officer (the "Reporting Person") of
Northfield Laboratories Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Jack J. Kogut (the
"Attorney-in-Fact") as
the Reporting Person's true and lawful agent and attorney-in-fact to:


	o executive for and on behalf of the Reporting Person, in the Reporting
		Person's capacity as a director and/or executive officer of the
		Company, Forms 3, 4 and 5 in accordance with requirements of Section
		i6(a) of the Securities Exchange Act of 1934, as amended (the

		"Securities Exchange Act"), and the rules promulgated by the

		Securities and Exchange Commission (the "SEC") thereunder;

	o
do and perform any and all acts for and on behalf of the Reporting

		Person which may be necessary or desirable to complete and execute any

		such Form 3, 4 or 5, complete and execute any amendment or amendments

		thereto, and timely file such form with the SEC and any stock exchange

		or similar authority; and

	o    take any other action of any type
whatsoever in connection with the
		foregoing which, in the opinion of
the Attorney-in-Fact, may be of
		benefit to, in the best interest of or
legally required by the
		Reporting Person.

	The Reporting Person
hereby grants to the Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the Reporting Person might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that the Attorney-in-Fact, or the Attorney-in-Fact's substitute or substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

	The Reporting Person
understands that compliance with the requirements of
Section 16 of the
Securities Exchange Act and the rules promulgated by the SEC thereunder is the responsibility of the Reporting Person as director and/or executive officer of the Company and that the Company and the Attorney-in-Fact have agreed to assist the Reporting Person with filing the reports the Reporting
Person is required to submit under Section 16 solely as an accommodation to assist the Reporting Person in complying with this responsibility. The Reporting
Person further acknowledges that
the Reporting Person is not relying upon the Company or